Revenue from Contracts with Customers	12 Months Ended
Sep. 30, 2018
Revenue from Contract with Customer [Abstract]
Revenue from Contracts with Customers	Revenue from Contracts with Customers

On October 1, 2018, the Company adopted ASU No. 2014-09, Revenue from Contracts with Customers ("ASC 606"). Since net interest income on financial assets and liabilities is excluded from this guidance, a significant majority of our revenues are not subject to the new guidance.

Revenue streams that are within the scope of the new guidance are presented within noninterest income and are, in general, recognized as revenue at the same time the Company's obligation to the customer is satisfied. Most of the Company's customer contracts that are within the scope of the new guidance are cancelable by either party without penalty and are short-term in nature. These sources of revenue include depositor and other consumer and business banking fees, commission income, as well as debit and credit card interchange fees. For the year ended 2019, in scope revenue streams represented approximately 5.0% of our total revenues. As this standard is immaterial to our consolidated financial statements, the Company has omitted certain disclosures in ASC 606, including the disaggregation of revenue table. Sources of noninterest income within the scope of the new guidance include the following:

Deposit related and other service charges (recognized in Deposit Fee Income): The Company's deposit accounts are governed by standardized contracts customary in the industry. Revenues are earned at a point in time or over time (monthly) from account maintenance fees and charges for specific transactions such as wire transfers, stop payment orders, overdrafts, debit card replacements, check orders and cashier’s checks. The Company’s performance obligation related to each of these fees is generally satisfied, and the related revenue recognized, at the time the service is provided (point in time or monthly). The Company is principal in each of these contracts.

Debit and credit card interchange fees (recognized in Deposit Fee Income): The Company receives interchange fees from the debit card and credit card payment networks based on transactions involving debit or credit cards issued by the Company, generally measured as a percentage of the underlying transaction. Interchange fees from debit and credit card transactions are recognized as the transaction processing services are provided by the network. The Company acts as an agent in the card payment network arrangement so the interchange fees are recorded net of any expenses paid to the principal (the card payment networks in this case).

Insurance agency commissions (recognized in Other Income): WAFD Insurance Group, Inc. is a wholly-owned subsidiary of Washington Federal, N.A. that operates as an insurance agency, selling and marketing property and casualty insurance policies for a small number of high-quality insurance carriers. WAFD Insurance Group, Inc. earns revenue in the form of commissions paid by the insurance carriers for policies that have been sold. In addition to the origination commission, WAFD Insurance Group, Inc. may also receive contingent incentive fees based on the volume of business generated for the insurance carrier and based on policy renewal rates.